SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549


                                    FORM  8-K
                                 CURRENT  REPORT

                       Pursuant  to  Section  13  or  15(d)  of
                       the  Securities  Exchange  Act  of  1934


                 Date  of  earliest  event  reported:  December  31,  2002


                          Stockgroup  Information  Systems  Inc.
             --------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


       Colorado                  000-23687                    84-1379282
 -----------------------    ------------------------    ------------------------
 (State of Incorporation)   (Commission File Number)    (IRS Identification No.)


     500-750  W.  Pender  Street,  Vancouver,  British  Columbia, Canada V6C 2T7
--------------------------------------------------------------------------------
               (Address  of  principal  executive  offices)(Zip  Code)


                                 (604)  331-0995
              ---------------------------------------------------------
              (Registrant's  telephone  number,  including  area  code)





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                    INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT


Item  5.  OTHER  EVENTS

Financing  Arrangement

On December 31, 2002 Stockgroup Information Systems Inc. ("Stockgroup") closed a $544,600 private placement with 28 unaffiliated investors pursuant to a securities purchase agreement. The financing was sold in units consisting of one common share and one Warrant. 3,403,750 units were sold at a price of $0.16 per unit.

The Warrants are exercisable at two warrants plus $0.22 per share. There are 1,701,875 common shares underlying the Warrants. The Warrants mature on December 31, 2003

Stockgroup  paid  a  placement  fee  of  $50,960  in  this  transaction.

Warrant  Repricing

On March 31, 2003, Stockgroup Information Systems Inc. repriced 1,664,900 warrants issued March 31, 2002, from $0.25 to $0.30 and extended the expiry date of the warrants to September 26, 2003.





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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Stockgroup  Information  Systems  Inc.
                                                  (Registrant)


Dated:  March  24,  2003             By:  /s/  Marcus  A.  New
                                          ---------------------
                                          Marcus  A.  New,  CEO





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EXHIBIT  INDEX

Exhibit  No.                                            Exhibit
------------                                --------------------------------
   4.1                                      Securities  Purchase  Agreement

  99.1                                      Press  Release





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